SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  February 6, 2003


                            PREMIUM ENTERPRISES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                       33-17449-D                84-10669559
----------------------            ----------                 ----------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                    7609 Ralston Road, Arvada, Colorado 80002
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (303) 422-8127
                                                     ---------------

Item 1.           Changes in Control of Registrant
                  --------------------------------

                  None.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  None.


Item 3.           Bankruptcy or Receivership
                  --------------------------

                  None.


Item 4.           Changes in Registrants Certifying Accountant
                  --------------------------------------------

                  None.


Item 5.           Other Events
                  ------------

                  None.


Item 6.           Resignation of Registrant's Directors
                  -------------------------------------

                  None


Item 7.           Financial Statements & Exhibits
                  -------------------------------


                  Financial Statements - None.

                  Exhibits - None.

Item 8.           Change in Fiscal Year
                  ---------------------

                  The Company has changed its fiscal year end from June 30 to December 31. The Company intends to file a transitional 10KSB for the period June 30, 2002 through December 31, 2002.


Item 9.           Regulation FD Disclosure
                  ------------------------

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 6, 2003


                                      PREMIUM ENTERPRISES, INC.



                                      By: /s/ Terry Eilers
                                          --------------------------------------
                                          Terry Eilers, President